Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 27, 2012 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H

WHEREAS, a $630 million credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of April 16, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2010, that certain Second Amendment to Credit Agreement dated as of June 30, 2011, that certain Third Amendment to Credit Agreement dated as of December 12, 2011 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.                                      Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended by inserting the following new definition in the appropriate alphabetical order:

“Non-Operating Assets” means real property (excluding Borrower’s primary data centers in Kansas City, Missouri and St. Louis, Missouri), Marketable Securities and other securities (including limited partnership interests) of the Borrower or any of its Subsidiaries in each case that are not material to the investment recordkeeping and output solutions operating business units of the Borrower and its Subsidiaries taken as a whole.

(b)                                 The definition of “Consolidated EBITDA” in Section 1.01 is restated in its entirety to read as follows:

“Consolidated EBITDA” means for any period for the Consolidated Parties on a consolidated basis, the sum (without duplication) of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for (i) Consolidated Interest Expense, (ii) income taxes, (iii) depreciation, amortization and other non-cash charges, including (x) non-cash stock compensation expense and (y) unrealized losses on assets including but not limited to investment impairments in the Borrower’s income statements, (iv) extraordinary, unusual and otherwise non-recurring losses or charges, including losses on Dispositions that are outside the ordinary course of business, (v) transaction fees and expenses incurred in connection with this Agreement, the Loan Documents and the syndicated credit facility evidenced thereby and (vi) all cash losses on Dispositions of Non-Operating Assets made on or after October 1, 2012, minus (c) to the extent included in calculating such Consolidated Net Income, (i) all non-cash gains on assets including but not limited to unrealized gains on Investments, (ii) extraordinary, unusual and otherwise non-recurring gains, including gains on Dispositions that are outside the ordinary course of business and (iii) all cash gains on Dispositions of Non-Operating Assets made on or after October 1, 2012.

(c)                                  The definition of “Disposition” in Section 1.01 is amended by adding the following sentence immediately to the end thereof:

For the avoidance of doubt, the term “Disposition” excludes any sale, lease, transfer or other disposition (including, without limitation any liquidation of or return of or on an investment made by a Consolidated Party) by any Person which is not a Consolidated Party.

(d)                                 The definition of “Pro Forma Basis” in Section 1.01 is amended by:

(i) deleting the second sentence of such definition in its entirety and replacing such sentence with the following:

As used herein, “transaction” shall mean (a) any Disposition as referred to in Section 7.05 (other than an Excluded Disposition or Dispositions of Non-Operating Assets pursuant to Section 7.05(e)) or (b) any Acquisition.

(ii) deleting the phrase “for purposes of any such calculation in respect of any Disposition as referred to in Section 7.05,” in clause (i) thereof and replacing it with “for purposes of any such calculation in respect of any Disposition as referred to in Section 7.05 (but excluding any Disposition of Non-Operating Assets pursuant to Section 7.05(e)),”

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(e)                                  Section 1.03(c) of the Credit Agreement is amended by deleting the phrase “(other than an Excluded Disposition)” contained therein and replacing it with “(other than an Excluded Disposition or Dispositions of Non-Operating Assets pursuant to Section 7.05(e))”.

(f)                                   Section 7.04 of the Credit Agreement is amended by (i) deleting the word “and” at the end of subsection (c), (ii) deleting the “.” at the end of subsection (d) and replacing it with “; and” at the end of such subsection and (iii) adding the following new subsection (e) at the end of Section 7.04:

(e)                                  the Borrower or any Subsidiary may make Dispositions permitted under Section 7.05.

(g)                                  Section 7.05 of the Credit Agreement is amended is restated in its entirety to read as follows:

7.05                        Dispositions.  Other than an Excluded Disposition and except with respect to any Immaterial Subsidiary (which shall not be subject to the restrictions contained in this Section 7.05), shall make any Disposition unless with respect to such Disposition (a) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 7.15, (b) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other Property concurrently being disposed of in any Permitted Securitization Transaction, (c) no Default or Event of Default shall exist on the date of, or shall result from, any such transaction (including after giving effect to such transaction on a pro forma basis), (d) the aggregate amount of all such Dispositions (measured by the value of the assets so disposed of consistent with the definition of Consolidated Net Tangible Assets) (excluding any assets sold or otherwise transferred in connection with any Permitted Securitization Transaction, Excluded Dispositions and Dispositions of Non-Operating Assets referred to in clause (e) below) does not exceed (i) in any twelve-month period, 10% of Consolidated Net Tangible Assets (measured as of the last day of the immediately preceding fiscal year for which the Required Financial Information has been received by the Administrative Agent) or (ii) during the term of this Agreement, 30% of Consolidated Net Tangible Assets (measured as of December 31, 2009), and (e) if such transaction is a Disposition of Non-Operating Assets outside of the ordinary course of business, such Disposition of Non-Operating Assets is for fair market value and the aggregate amount of all such Dispositions of Non-Operating Assets outside of the ordinary course of business made during the term of this Agreement (commencing on July 1, 2012) does not exceed $750,000,000 (measured by the value of the assets so disposed of consistent with the definition of Consolidated Net Tangible Assets).  It is hereby acknowledged and agreed that any Disposition of Non-Operating Assets that occurred during the time period from November 1, 2011 through June 30, 2012 constitutes an Excluded Disposition (pursuant to clauses (i) and/or (viii) of such definition, as applicable).

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(h)                                 Section 7.06 of the Credit Agreement is amended by (i) deleting the word “and” at the end of subsection (d), (ii) renumbering the existing subsection (e) to subsection (f) and (iii) adding a new subsection (e) between subsection (d) and such renumbered subsection (f) as follows:

(e)                                  in addition to the foregoing (and specifically without limiting subsection (c)), the Borrower may make Restricted Payments utilizing the cash proceeds of Dispositions of Non-Operating Assets pursuant to Section 7.05(e), in one or more transactions, in an aggregate amount not to exceed the lesser of (i) the cash proceeds received by the Borrower and its Subsidiaries from such Dispositions of Non-Operating Assets (net of any Tax payments in connection with such Dispositions) commencing on July 1, 2012 and (ii) $450,000,000; and.

3.                                      Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)                                 Amendment Fee.  The payment by the Borrower to the Administrative Agent (or its Affiliates), for the account of each Lender, of an amendment fee equal to 5.0 basis points on such Lender’s outstanding Commitment as of this Amendment; and

(c)                                  Other Fees and Expenses.  The payment by the Borrower of all other fees agreed to by the Borrower and the Administrative Agent (or its Affiliates) and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.                                      Representations and Warranties.  The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct

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in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.                                      Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.                                      Entirety.  This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DST SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Kenneth V. Hager
	Name:	Kenneth V. Hager
	Title:	Vice President, Chief Financial Officer and Treasurer

[signature pages continue]

DST Systems, Inc.

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ADMINISTRATIVE AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Erick M. Truette
	Name:	Erik M. Truette
	Title:	Assistant Vice President

DST Systems, Inc.

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BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Sugeet Manchanda Madan
Name:	Sugeet Manchanda Madan
Title:	Director

DST Systems, Inc.

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BANK OF BLUE VALLEY,
as a Lender

By:	/s/ Kevin Klamm
Name:	Kevin Klamm
Title:	Assistant Vice President

DST Systems, Inc.

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BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:	/s/ Ying Chen
Name:	Ying Chen
Title:	Deputy Branch Manager & Vice President

DST Systems, Inc.

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BANK OF THE WEST,
as a Lender

By:	/s/ Roger Lumley
Name:	Roger Lumley
Title:	Senior Vice President

DST Systems, Inc.

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CHANG HWA COMMERCIAL BANK LTD.,
as a Lender

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	V.P. & General Manager

DST Systems, Inc.

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CITIBANK, N.A.,
as a Lender

By:	/s/ William Mandaro
Name:	William Mandaro
Title:	Director

DST Systems, Inc.

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COMMERCE BANK,
as a Lender

By:	/s/ Angie Currie
Name:	Angie Currie
Title:	Commercial Banking Officer

DST Systems, Inc.

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COMPASS BANK,
as a Lender

By:	/s/ Brandon Kelley
Name:	Brandon Kelley
Title:	Senior Vice President

DST Systems, Inc.

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HUA NAN COMMERCIAL BANK LTD.,
as a Lender

By:	/s/ Henry Hsieh
Name:	Henry Hsieh
Title:	Assistant Vice President

DST Systems, Inc.

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Vice President

DST Systems, Inc.

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LLOYDS TSB BANK PLC,
as a Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President — GO11

By:	/s/ Julie R. Franklin
Name:	Julie R. Franklin
Title:	Vice President — F014

DST Systems, Inc.

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THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Director

DST Systems, Inc.

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name:	Shuii Yabe
Title:	Managing Director

DST Systems, Inc.

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UMB BANK, N.A.,
as a Lender

By:	/s/ Martin Nay
Name:	Martin Nay
Title:	SVP

DST Systems, Inc.

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Magnus McDowell
Name:	Magnus McDowell
Title:	Vice President

DST Systems, Inc.

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WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Jeffrey D. Farrell
Name:	Jeffrey D. Farrell
Title:	SVP

DST Systems, Inc.

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